Baird Chautauqua Global Growth
Schedule of Investments, September 30, 2023 (Unaudited)
				% of
	Shares	Value		Net Assets
Common Stocks

Aerospace & Defense
Safran SA (France) (2)	56,078	$8,787,941		3.0%
Automobile Components
Aptiv PLC (United States) (1)	46,560	4,590,350		1.6%
Automobiles
Suzuki Motor Corp. (Japan) (2)	183,743	7,390,328		2.6%
Banks
Bank Rakyat Indonesia Persero Tbk PT (Indonesia) (2)	24,750,180	8,358,950		2.9%
DBS Group Holdings Ltd. (Singapore) (2)	290,311	7,129,938		2.5%
HDFC Bank Ltd. - ADR (India)	131,857	7,780,882		2.7%
		23,269,770		8.1%
Biotechnology
BeiGene Ltd. - ADR (China) (1)	19,532	3,513,221		1.2%
Genmab A/S (Denmark) (1)(2)	24,700	8,745,051		3.0%
Incyte Corp. (United States) (1)	104,323	6,026,740		2.1%
Regeneron Pharmaceuticals, Inc. (United States) (1)	11,286	9,287,927		3.2%
		27,572,939		9.5%
Broadline Retail
Alibaba Group Holding Ltd. - ADR (China) (1)	36,124	3,133,396		1.1%
Amazon.com, Inc. (United States) (1)	57,639	7,327,070		2.5%
Prosus NV (China) (2)	187,600	5,527,828		1.9%
		15,988,294		5.5%
Capital Markets
Charles Schwab Corp. (United States)	111,973	6,147,318		2.1%
Hong Kong Exchanges & Clearing Ltd. (Hong Kong) (2)	168,316	6,246,673		2.2%
		12,393,991		4.3%
Commercial Services & Supplies
Waste Connections, Inc. (United States)	66,807	8,972,180		3.1%
Electronic Equipment, Instruments, & Components
Keyence Corp. (Japan) (2)	12,701	4,697,159		1.6%
Entertainment
Sea Ltd. - ADR (Singapore) (1)	95,959	4,217,398		1.5%
Financial Services
Adyen NV (Netherlands) (1)(2)	6,024	4,466,399		1.5%
MasterCard, Inc. - Class A (United States)	30,063	11,902,242		4.1%
		16,368,641		5.6%
Health Care Equipment & Supplies
Coloplast A/S (Denmark) (2)	38,830	4,108,875		1.4%
Health Care Providers & Services
Sinopharm Group Co. Ltd. (China) (2)	1,922,464	5,573,840		1.9%
Independent Power and Renewable Electricity Producers
Brookfield Renewable Corp. (United States)	166,287	3,980,911		1.4%
Insurance
Fairfax Financial Holdings Ltd. (Canada)	14,219	11,607,289		4.0%
Interactive Media & Services
Alphabet, Inc. - Class A (United States) (1)	85,147	11,142,336		3.8%
IT Services
Tata Consultancy Services Ltd. (India) (2)	191,367	8,102,899		2.8%
Life Sciences Tools & Services
Illumina, Inc. (United States) (1)	20,376	2,797,217		1.0%
Wuxi Biologics Cayman, Inc. (China) (1)(2)	641,852	3,730,353		1.3%
		6,527,570		2.3%
Machinery
FANUC Corp. (Japan) (2)	150,009	3,901,349		1.3%
Office REITs
Alexandria Real Estate Equities, Inc. (United States)	21,146	2,116,715		0.7%
Pharmaceuticals
Novo Nordisk A/S - ADR (Denmark)	146,294	13,303,976		4.6%
Professional Services
Recruit Holdings Co. Ltd. (Japan) (2)	163,868	5,013,547		1.7%
Semiconductors & Semiconductor Equipment
ASML Holding NV (Netherlands)	13,356	7,862,143		2.7%
Micron Technology, Inc. (United States)	72,906	4,959,795		1.7%
Nvidia Corp. (United States)	23,015	10,011,294		3.5%
SolarEdge Technologies, Inc. (United States) (1)	24,572	3,182,320		1.1%
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR (Taiwan)	93,902	8,160,084		2.8%
Universal Display Corp. (United States)	24,573	3,857,715		1.3%
		38,033,351		13.1%
Software
Atlassian Corp. (United States) (1)	28,041	5,650,542		2.0%
Constellation Software, Inc. (Canada)	5,167	10,667,130		3.7%
Temenos Group AG (Switzerland) (2)	48,749	3,409,521		1.2%
		19,727,193		6.9%
Specialty Retail
TJX Companies, Inc. (United States)	106,907	9,501,894		3.3%
Textiles, Apparel, & Luxury Goods
Kering SA (France) (2)	10,262	4,662,675		1.6%
Total Common Stocks		281,553,411		97.2%
(Cost $265,661,408)

Warrants
Software
Constellation Software, Inc. (Canada) (5)	5,137	–	(4)	0.0%
Total Warrants		–		0.0%
(Cost $0)

Short-Term Investment
Money Market Mutual Fund
First American Government Obligations Fund, Class U, 5.28% (3)	7,684,518	7,684,518		2.6%
Total Short-Term Investment		7,684,518		2.6%
(Cost $7,684,518)
Total Investments		289,237,929		99.8%
(Cost $273,345,926)
Other Assets in Excess of Liabilities		504,779		0.2%
TOTAL NET ASSETS		$289,742,708		100.0%

Notes to Schedule of Investments
(1)	Non-Income Producing.
(2)	Level 2 Security.
(3)	Seven-Day Yield.
(4)	Amount less than $1.
(5)	Level 3 Security.
ADR	- American Depositary Receipt

Industry classifications shown in the Schedule of Investments are based off of the Global Industry Classification Standard (GICS®).
GICS® was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor's Financial Services LLC (“S&P”).
GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Country Allocation
Country	Percentage
Canada	7.7%
China	7.4%
Denmark	9.0%
France	4.6%
Hong Kong	2.2%
India	5.5%
Indonesia	2.9%
Japan	7.2%
Netherlands	4.3%
Singapore	3.9%
Switzerland	1.2%
Taiwan	2.8%
United States	38.5%
Cash	2.8%

Baird Chautauqua Global Growth
Summary of Fair Value Exposure at September 30, 2023 (Unaudited)

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as "inputs") used in pricing the asset or liability. These standards state that "observable inputs" reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and "unobservable inputs" reflect an entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 - Quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity can access at the measurement date.
Level 2 - Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.
Level 3 - Unobservable inputs for the asset or liability.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2023:

	Level 1	Level 2	Level 3		Total
Equity
Common Stocks	$181,700,085	$99,853,326	$–		$281,553,411
Total Equity	181,700,085	99,853,326	–		281,553,411
Warrants
Warrants	–	–	–	(1)	–
Total Warrants	–	–	–		–
Short-Term Investment
Money Market Mutual Fund	7,684,518	–	–		7,684,518
Total Short-Term Investment	7,684,518	–	–		7,684,518
Total Investments (2)	$189,384,603	$99,853,326	$–		$289,237,929

(1) Amount less than $1.
(2) Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. Warrants with a fair value of $0 are priced at fair value by the Valuation Committee instead of the Fund’s pricing vendor and are valued using level 3 inputs. There were no transfers into or out of Level 3 during the reporting period, as compared to the security classifications from the prior year’s annual report.